Exhibit 99.2

Sanchez Energy Releases Updated Presentation Regarding Sale of Non-Core Producing Assets to Sanchez Production Partners

HOUSTON, April 6, 2015/PRNewswire/ — Sanchez Energy Corporation (NYSE: SN or the “Company”) today announced that the Company has released an investor presentation with respect to its previously announced sale of non-core producing assets to Sanchez Production Partners.  A copy of the presentation, which has been posted on the Company’s website (www.sanchezenergycorp.com), was filed as Exhibit 99.1 on a Form 8-K filed today with the Securities and Exchange Commission (www.sec.gov).

Link to “Sanchez Energy:  Return-Driven Asset Sale — April 2015”:

http://investor.sanchezenergycorp.com/phoenix.zhtml?c=248475&p=irol-presentations

About Sanchez Energy Corporation

Sanchez Energy Corporation is an independent exploration and production company focused on the acquisition and development of unconventional resources in the onshore U.S. Gulf Coast with a current focus on the Eagle Ford Shale in South Texas where it has assembled approximately 226,000 net acres, and the Tuscaloosa Marine Shale. For more information about Sanchez Energy Corporation, please visit its website: www.sanchezenergycorp.com

Forward Looking Statements

This press release contains, and our officers and representatives may from time to time make, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Sanchez Energy expects, believes or anticipates will or may occur in the future are forward-looking statements, including statements related to our production and well results. These statements are based on certain assumptions made by the company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future,” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Sanchez Energy, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These risks and uncertainties include, but are not limited to, the extent to which Sanchez Energy is successful in its efforts to acquire or discover additional reserves, its ability to continue to produce oil and gas at historical rates, costs of operations, delays, and any other difficulties related to producing oil or gas, the price of oil or gas, the extent and effect of any of its hedging activities, its success marketing and selling produced oil and gas, estimates made in evaluating reserves, competition, general economic conditions, the future availability and cost of employees and other personnel, facilities, equipment, materials and services, its ability to manage and continue growth and other factors as further described in Sanchez Energy’s Annual Report for the most recently completed fiscal year ended December 31 and any updates to those risk factors set forth in Sanchez Energy’s Quarterly Reports on Form 10-Q. No representation or warranty is made as to future performance. Further information on such assumptions, risks and uncertainties is available in Sanchez Energy’s filings with the Securities and Exchange Commission (“SEC”). Sanchez Energy’s filings with the SEC are available on its website at www.sanchezenergycorp.com and on the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy’s forward-looking statements may not occur, and, if any of such events do occur, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Cautionary Note to U.S. Investors

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. We may use certain terms in our press releases, such as net resource potential and other variations of the foregoing terms that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the reserves disclosures in our filings with the SEC available on our website at www.sanchezenergycorp.com and the SEC’s website at www.sec.gov. You can also obtain this information from the SEC by calling its general information line at 1-800-SEC-0330.

Company contact:

Michael G. Long

Executive Vice President and Chief Financial Officer

Sanchez Energy Corporation

(713) 783-8000

Gleeson Van Riet

SVP, Capital Markets & Investor Relations, and Interim Co-Chief Financial Officer

Sanchez Energy Corporation

(713) 783-8000

SOURCE Sanchez Energy Corporation